Exhibit 10.7

SUBSCRIPTION AGREEMENT

FOR

COMMON SHARES

OF

DIAMOND HILL INVESTMENT GROUP, INC.

Diamond Hill Investment Group, Inc.

375 N. Front Street

Suite 300

Columbus, OH 43215

Ladies/Gentlemen:

Diamond Hill Investment Group, Inc. (the “Company”) and the undersigned entered into an agreement on April 19, 2004, wherein the undersigned agreed to become employed at the Company. As an inducement to the undersigned to enter into such an employment relationship, the Company agreed to sell the undersigned              common shares, no par value, of the Company (the “Shares”) at the lesser of market price or intrinsic value, subject to the approval of the Company’s board of directors and any other required legal or regulatory approval. Having received such approvals, the Company hereby formalizes its offer to the undersigned (the “Subscriber”) to sell the Shares at a purchase price of $             per Share, and on the further terms and conditions described in this Agreement.

The Subscriber, by executing the Signature Page of this Agreement, hereby formalizes his agreement agrees to purchase the Shares and acknowledges, understands and agrees with, and hereby certifies, represents and warrants to the Company as follows:

Section 1 - Access to Information. The Subscriber has been given access to all books of account, records and other documents concerning the Company and the Shares, including, without limitation, the Company’s Form 10-KSB for the year ended December 31, 2003 and the Company’s Form 10-QSB for the quarter ended March 31, 2003. In addition, the Subscriber has had the opportunity to ask questions and receive answers from the officers of the Company concerning the Company and the Shares and any additional information deemed necessary by the Subscriber to make an informed decision regarding purchasing the Shares. All questions have been answered to the full satisfaction of the Subscriber.

Section 2 - Investment Risks. The Subscriber understands and acknowledges that the Shares are speculative securities and involve a high degree of risk and that no federal or state agency has made any finding or determination as to the fairness for public or private investment in, nor any recommendation or endorsement of, the Shares as an investment. The Subscriber has such knowledge and experience in business and financial matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company. The Subscriber’s financial situation is such that the Subscriber can afford a complete loss of the Subscriber’s investment in the Company.

Section 3 - Investment Intent Representations; Restrictions on Transfer.

(a) The Subscriber is subscribing for and purchasing the Shares for the Subscriber’s own account, for investment purposes only and not with a present intention of entering into or making any subsequent sale, assignment, conveyance, pledge, hypothecation or other transfer thereof.

(b) The Subscriber has no need for liquidity in this investment and understands that there are restrictions on the subsequent resale or other transfer of the Shares.

(c) The Subscriber understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or under the securities laws of any state, but have been offered and sold pursuant to and in reliance upon exemptions from registration thereunder.

(d) The Subscriber understands and acknowledges that, as a consequence of the restrictions on subsequent transfer imposed by the foregoing exemptions, the Shares may not subsequently be sold, assigned, conveyed, pledged, hypothecated or otherwise transferred by a holder thereof except pursuant to (i) an effective registration statement registering the Shares under the Act and under applicable state securities laws, or (ii) an opinion of counsel (which is satisfactory to the Company) obtained by such holder that such registration under the Act and under applicable state securities laws is not required for such holder to lawfully effect such subsequent sale, assignment, conveyance, pledge, hypothecation or other transfer.

(e) The Company reserves and shall have the right to refuse to accept or register the assignment or other transfer of any of the Shares unless and until the conditions to such assignment or other transfer specified in this Agreement have been satisfied.

Section 4 - Accredited Investor Representation.

The Subscriber is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Act because the Subscriber meets the description in one or more of the following categories (please check all applicable categories):

•	natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000.

•

natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

•

trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of acquiring the Shares.

Section 5 - Indemnification. The Subscriber shall indemnify and save harmless the Company, its officers, directors and employees against and from any and all liabilities, damages, losses, costs and expenses (including reasonable attorneys’ fees) arising under the Act or under applicable state securities laws as a result of any misrepresentation by the Subscriber contained in, or any failure by the Subscriber to comply with the provisions of, this Agreement.

Section 6 - No Assignment or Transfer of this Agreement. The Subscriber shall not have the right to assign or transfer this Agreement and the subscription represented hereby without the prior written consent of the Company, which consent may, in the complete and sole discretion of the Company, be withheld for any reason.

Section 7 - Governing Law; Consent to Jurisdiction. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Ohio. Any action, suit or proceeding in respect of or arising from or out of this Agreement may be prosecuted as to any one or more of the parties hereto at Franklin County, Ohio. Each party to this Agreement jointly and severally consents to the exercise of jurisdiction over his, her or its person by any court situated at Franklin County, Ohio and having jurisdiction over the subject matter of any action, suit or proceeding arising from or out of or in respect of this Agreement. Adequate notice of any such action, suit or proceeding in any such court shall conclusively be deemed to have been given to any one or more of the parties hereto against whom the same is instituted, if given to such party by any manner consistent with the Ohio Rules of Civil Procedure or any other manner consistent with due process of law.

Section 8 - Residence. The Subscriber hereby represents and warrants that the Subscriber is a resident of the State of Ohio, or is organized under the laws of the State of Ohio and domiciled in Ohio.

[NEXT PAGE IS SIGNATURE PAGE]

SIGNATURE PAGE OF

SUBSCRIPTION AGREEMENT

FOR COMMON SHARES OF

DIAMOND HILL INVESTMENT GROUP, INC.

SUBSCRIPTION INSTRUCTIONS

The Subscriber should complete and execute this Signature Page and deliver it, together with a check made payable to “Diamond Hill Investment Group, Inc.” in an amount equal to the total purchase price of the Shares to Diamond Hill Investment Group, Inc., 375 N. Front Street, Suite 300, Columbus, OH 43215, Attention: R.H. Dillon, Jr.

This section to be completed by individual Subscriber(s):

Date:_____________________________________	Address of Principal Residence:

_________________________________________	_________________________________________
Name of Subscriber
_________________________________________

_________________________________________	_________________________________________
Signature of Subscriber

_________________________________________
Social Security Number

_________________________________________	_________________________________________
Printed Name of Subscriber
_________________________________________
_________________________________________
Signature of Subscriber	_________________________________________

_________________________________________
Social Security Number

Please check the appropriate form of ownership of the Shares subscribed to above:

☐	Individual
☐	Joint Tenant with Right of Survivorship
☐	Tenants in Common
☐	Custodian under Ohio Uniform Transfers to Minors Act

This section to be completed by a Subscriber which is an organization:

Date:_____________________________________	_________________________________________
Type of Organization

_________________________________________
Print Name of Organization	_________________________________________
Taxpayer Identification Number

By:
	Signature of Authorized Representative	Address of Principal Office:

Title:	____________________________________________	_________________________________________

_________________________________________

_________________________________________

THE SHARES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE AND SHALL NOT SUBSEQUENTLY BE SOLD, ASSIGNED, CONVEYED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED BY A HOLDER THEREOF EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL (WHICH IS SATISFACTORY TO THE COMPANY) OBTAINED BY SUCH HOLDER THAT SUCH REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED FOR SUCH HOLDER TO LAWFULLY EFFECT SUCH SUBSEQUENT SALE, ASSIGNMENT, CONVEYANCE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER.

ACCEPTANCE

The foregoing Subscription Agreement is accepted by the Company this      day of July, 2004.

Diamond Hill Investment Group, Inc.

By:
Title:	President